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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-07242

The Cutler Trust
(Exact name of registrant as specified in charter)

525 Bigham Knoll Jacksonville, Oregon	97530
(Address of principal executive offices)	(Zip code)

Erich M. Patten

Cutler Investment Counsel, LLC 25 Bigham Knoll Jacksonville, Oregon 97530
(Name and address of agent for service)

Registrant's telephone number, including area code:	(541) 770-9000

Date of fiscal year end:	June 30

Date of reporting period:	September 30, 2015

Form N-Q is to be used by management investment companies other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments.

CUTLER EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2015 (Unaudited)

COMMON STOCKS - 97.6%	Shares	Value
Consumer Discretionary - 16.6%
Hotels, Restaurants & Leisure - 3.5%
McDonald's Corporation	39,655	$3,907,207

Media - 4.4%
Walt Disney Company (The)	48,992	5,006,983

Multiline Retail - 4.0%
Target Corporation	57,650	4,534,749

Specialty Retail - 4.7%
Home Depot, Inc. (The)	46,200	5,335,638

Consumer Staples - 10.6%
Beverages - 3.0%
PepsiCo, Inc.	35,495	3,347,179

Food & Staples Retailing - 4.9%
Sysco Corporation	60,595	2,361,387
Wal-Mart Stores, Inc.	48,677	3,156,217
		5,517,604
Household Products - 2.7%
Procter & Gamble Company (The)	42,630	3,066,802

Energy – 7.0%
Energy Equipment & Services - 1.7%
Schlumberger Ltd.	27,000	1,862,190

Oil, Gas & Consumable Fuels - 5.3%
Chevron Corporation	43,820	3,456,522
Exxon Mobil Corporation	33,881	2,519,052
		5,975,574
Financials - 9.2%
Banks - 3.1%
M&T Bank Corporation	28,340	3,456,063

Capital Markets - 3.0%
BlackRock, Inc.	11,484	3,416,146

CUTLER EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.6% (Continued)	Shares	Value
Financials - 9.2% (Continued)
Consumer Finance - 3.1%
American Express Company	47,395	$3,513,391

Health Care - 13.3%
Health Care Equipment & Supplies - 3.2%
Becton, Dickinson & Company	27,525	3,651,466

Pharmaceuticals - 10.1%
Bristol-Myers Squibb Company	78,990	4,676,208
Johnson & Johnson	37,170	3,469,820
Merck & Company, Inc.	65,290	3,224,673
		11,370,701
Industrials - 11.4%
Aerospace & Defense - 2.5%
United Technologies Corporation	32,010	2,848,570

Air Freight & Logistics - 3.3%
United Parcel Service, Inc. - Class B	37,950	3,745,285

Machinery - 5.6%
Caterpillar, Inc.	44,280	2,894,141
Deere & Company	45,944	3,399,856
		6,293,997
Information Technology - 13.6%
Communications Equipment - 1.5%
QUALCOMM, Inc.	32,639	1,753,693

IT Services - 2.4%
International Business Machines Corporation	18,565	2,691,368

Semiconductors & Semiconductor Equipment - 6.5%
Intel Corporation	104,965	3,163,645
Texas Instruments, Inc.	83,900	4,154,728
		7,318,373
Software - 3.2%
Microsoft Corporation	81,425	3,603,871

Materials - 4.1%
Chemicals - 4.1%
E.I. du Pont de Nemours and Company	58,405	2,815,121

CUTLER EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 97.6% (Continued)	Shares	Value
Materials - 4.1% (Continued)
Chemicals - 4.1% (Continued)
Monsanto Company	21,715	$1,853,158
		4,668,279
Telecommunication Services - 6.2%
Diversified Telecommunication Services - 6.2%
AT&T, Inc.	109,403	3,564,350
Verizon Communications, Inc.	78,286	3,406,224
		6,970,574
Utilities - 5.6%
Gas Utilities - 2.3%
National Fuel Gas Company	52,145	2,606,207

Multi-Utilities - 3.3%
Dominion Resources, Inc.	53,243	3,747,242

Total Common Stocks (Cost $89,474,932)		$110,209,152

MONEY MARKET FUNDS - 2.5%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.08% (a) (Cost $2,758,820)	2,758,820	$2,758,820

Total Investments at Value - 100.1% (Cost $92,233,752)		$112,967,972

Liabilities in Excess of Other Assets - (0.1%)		(64,382)

Net Assets - 100.0%		$112,903,590

(a)	The rate shown is the 7-day effective yield as of September 30, 2015.

See accompanying notes to Schedules of Investments.

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2015 (Unaudited)

U.S. TREASURY OBLIGATIONS - 10.6%	Coupon		Maturity	Par Value	Value
U.S. Treasury Notes	1.375%		05/31/20	$250,000	$250,449
U.S. Treasury Notes	1.500%		05/31/20	450,000	453,914
U.S. Treasury Notes	2.125%		05/15/25	900,000	905,414
U.S. Treasury Bonds, Stripped Principal Payment	2.500	%(a)	11/15/44	600,000	248,491
Total U.S. Treasury Obligations (Cost $1,886,518)					$1,858,268

U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.4%	Coupon		Maturity	Par Value	Value
Federal Farm Credit Bank - 5.6%
Federal Farm Credit Bank	2.250%		08/15/22	$65,000	$64,598
Federal Farm Credit Bank	2.750%		06/26/23	500,000	520,763
Federal Farm Credit Bank	2.370%		05/01/25	400,000	397,340
					982,701
Federal Home Loan Bank - 2.9%
Federal Home Loan Bank	1.749	%(b)	08/28/24	500,000	500,284

Federal National Mortgage Association - 0.4%
Federal National Mortgage Association	2.200%		10/25/22	64,000	64,006

Financing Corporation (FICO) - 3.4%
Financing Corporation (FICO)	9.800%		11/30/17	500,000	595,036

Private Export Funding Corporation - 2.2%
Private Export Funding Corporation	4.300%		12/15/21	350,000	392,045

U.S. Department of Housing and Urban Development – 0.9%
U.S. Department of Housing and Urban Development	4.130%		08/01/25	150,000	166,377

Total U.S. Government Agency Obligations (Cost $2,615,097)					$2,700,449

OTHER GOVERNMENT OBLIGATIONS - 2.0%	Coupon		Maturity	Par Value	Value
Province of Manitoba (Cost $352,792)	1.300%		04/03/17	$350,000	$353,123

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES - 60.3%	Coupon		Maturity	Par Value	Value
Commercial - 18.2%
Banc of America Commercial Mortgage Trust, IO, Series 2004-4	0.171	%(b)(c)	07/10/42	$9,846,359	$10,536
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T20	5.173	%(b)	10/12/42	200,000	199,306
FREMF Mortgage Trust, IO, Series 2011-K15	0.100	%(c)	08/25/44	117,266,163	494,863
GS Mortgage Securities Trust, Series 2005-GG4	4.939%		07/10/39	800,000	776,022
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2	4.842%		07/15/42	149,544	149,517
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8	5.549%		05/15/45	500,000	505,408
Merrill Lynch Mortgage Trust, Series 2005-LC1	5.360	%(b)	01/12/44	210,000	211,050
ML-CFC Commercial Mortgage Trust, Series 2006-1	5.463	%(b)	02/12/39	522,256	525,225
Morgan Stanley Capital I Trust, IO, Series 1998-HF2	0.943	%(b)(c)	11/15/30	1,521,264	35,608
Wachovia Bank Commercial Mortgage Trust, IO, Series 2005-C21	0.034	%(b)(c)	10/15/44	546,840,765	287,091
					3,194,626
Federal Home Loan Mortgage Corporation - 3.5%
FHLMC, IO, Series K717	0.514	%(b)	09/25/21	19,941,682	531,845
FHLMC, Pool #J13584	3.500%		11/01/25	48,897	51,858
FHLMC, Series 1963	7.500%		01/01/27	24,304	27,993
					611,696
Federal National Mortgage Association - 32.3%
FANNIEMAE-ACES, IO, Series 2012-M14	4.206	%(b)(c)	02/25/17	12,398,589	551,179
FANNIEMAE-ACES, IO, Series 2013-M13	0.000	%(b)(c)	05/25/18	160,264,870	327,742
FANNIEMAE-ACES, Series 2006-M1	5.385%		06/25/19	230,000	231,627
FANNIEMAE-ACES, IO, Series 2009-M1	0.628	%(b)(c)	07/25/19	18,963,615	482,776
FANNIEMAE-ACES, IO, Series 2010-M1	0.406	%(b)(c)	09/25/19	12,095,100	232,746
FANNIEMAE-ACES, IO, Series 2010-M4	0.741	%(b)	06/25/20	16,027,223	558,549
FANNIEMAE-ACES, IO, Series 2011-M9	0.096	%(b)(c)	01/25/21	42,022,218	438,586
FANNIEMAE-ACES, IO, Series 2012-M1	0.076	%(b)(c)	10/25/21	92,314,994	1,041,682
FANNIEMAE-ACES, IO, Series 2013-M5	2.340	%(b)(c)	01/25/22	6,734,655	669,452
FANNIEMAE-ACES, IO, Series 2012-M4	0.639	%(b)(c)	04/25/22	13,530,736	498,161
FANNIEMAE-ACES, IO, Series 2012-M14	0.517	%(b)	09/25/22	3,573,135	95,485
FANNIEMAE-ACES, IO, Series 2014-M3	0.127	%(b)(c)	01/25/24	38,527,140	452,193
FNMA, Series 2003-3	5.000%		02/01/18	10,708	11,036
FNMA, Pool #899237	5.000%		03/01/22	11,662	12,620

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES - 60.3% (Continued)	Coupon		Maturity	Par Value	Value
Federal National Mortgage Association - 32.3% (Continued)
FNMA, Series 2002-93	6.500%		03/01/32	$48,788	$55,330
					5,659,164
Government National Mortgage Association - 6.3%
GNMA, Pool #577742	5.500%		09/01/17	2,309	2,520
GNMA, IO, Series 2011-121	5.891	%(b)	03/16/43	1,710,802	355,967
GNMA, IO, Series 2010-100	0.166	%(b)(c)	07/16/50	15,279,111	407,708
GNMA, IO, Series 2012-114	0.915	%(b)(c)	01/16/53	4,288,193	328,857
					1,095,052

Total Mortgage-Backed Securities (Cost $10,873,845)					$10,560,538

ASSET-BACKED SECURITIES - 0.2%	Coupon		Maturity	Par Value	Value
RSB Bond Company, LLC,
Series 2007-A (Cost $35,562)	5.720%		04/01/16	$35,045	$35,072

CORPORATE BONDS - 5.8%	Coupon		Maturity	Par Value	Value
Energy - 1.2%
Buckeye Partners, L.P.	4.875%		02/01/21	$200,000	$204,273

Financials - 1.7%
Finial Holdings, Inc.	7.125%		10/15/23	250,000	300,129

Industrials - 1.1%
Domtar Corporation	10.750%		06/01/17	27,000	30,751
Iron Mountain, Inc.	8.375%		08/15/21	21,000	21,599
Kinross Gold Corporation	5.125%		09/01/21	100,000	87,269
Valmont Industries, Inc.	6.625%		04/20/20	51,000	58,537
					198,156
Telecommunication Services - 1.8%
Scripps Networks Interactive, Inc.	2.700%		12/15/16	300,000	304,488

Total Corporate Bonds (Cost $1,004,957)					$1,007,046

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS - 7.3%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.08% (d) (Cost $1,269,876)	1,269,876	$1,269,876

Total Investments at Value - 101.6% (Cost $18,038,647)		$17,784,372

Liabilities in Excess of Other Assets - (1.6%)		(276,960)

Net Assets - 100.0%		$17,507,412

IO - Interest only strip. Par value shown is the notional value, not a true par value (Note 4.)

(a)	Rate shown is the annualized yield at the time of purchase, not a coupon rate.
(b)	Variable rate security. The rate shown is the effective interest rate as of September 30, 2015.
(c)	Fair value priced (Note 1). Fair valued securities totaled $6,259,180 at September 30, 2015, representing 35.8% of net assets.
(d)	The rate shown is the 7-day effective yield as of September 30, 2015.

See accompanying notes to Schedules of Investments.

CUTLER EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
September 30, 2015 (Unaudited)

COMMON STOCKS - 79.8%	Shares	Value
Brazil - 4.7%
Embraer SA - ADR	4,545	$116,261
Itau Unibanco Holding SA - ADR	15,019	99,426
Vale SA - ADR	11,707	49,169
		264,856
Chile - 2.9%
Empresa Nacional de Telecomunicaciones SA	8,590	81,026
Viña Concha Y Toro SA	49,300	81,644
		162,670
China - 5.1%
Huaneng Power International, Inc. - ADR	3,931	166,281
Sinopec Shanghi Petrochemical Company Ltd. – ADR (a)	3,254	125,995
		292,276
Hong Kong - 14.1%
China Overseas Land & Investment Ltd. (b)	47,000	142,898
China Resources Enterprise Ltd. (b)	36,000	66,981
China Resources Land Ltd. (b)	56,000	132,233
CITIC Ltd. (b)	60,000	109,543
COSCO Pacific Ltd.	12,000	15,530
Lenovo Group Ltd. - ADR	7,116	119,691
Shanghi Industrial Holdings Ltd. (b)	45,000	99,832
Tingyi (Cayman Islands) Holding Corporation (b)	70,000	111,816
		798,524
India - 6.3%
Dr. Reddy's Laboratories Ltd. - ADR	1,826	116,700
ICICI Bank Ltd. - ADR	13,210	110,700
Infosys Ltd. - ADR	6,788	129,583
		356,983
Indonesia - 1.8%
Telekomunikasi Indonesia Persero Tbk PT - ADR	2,922	104,169

Korea (Republic of) - 13.4%
AMOREPACIFIC Group (b)	560	77,353
Dongbu Insurance Company Ltd. (b)	1,178	61,106
Korea Gas Corporation (b)	3,360	112,863
KT Corporation – ADR (a)	9,456	123,590
LG Corporation (b)	2,160	111,227
POSCO - ADR	1,501	52,565
Samsung Electronics Company Ltd. (b)	173	166,013
Samsung Fire & Marine Insurance Company Ltd. (b)	225	53,141
		705,293

CUTLER EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 79.8% (Continued)	Shares	Value
Malaysia - 5.6%
CIMB Group Holdings Berhad (b)	97,800	$99,314
Genting Berhad (b)	68,400	113,240
Malayan Banking Berhad (b)	53,700	104,743
		317,297
Mexico - 4.8%
America Movil SAB de C.V. - Class L - ADR	9,767	161,644
Coca-Cola Femsa SAB de C.V. - Series L	15,550	108,026
		269,670
Philippines - 1.0%
Universal Robina Corporation (b)	13,520	55,599

South Africa - 7.5%
Liberty Holdings Ltd. (b)	11,165	102,015
Naspers Ltd. - ADR	891	111,375
Sasol Ltd. - ADR	3,802	105,772
Shoprite Holdings Ltd. (b)	350	3,975
Shoprite Holdings Ltd. - ADR	8,803	99,756
		422,893
Taiwan - 10.6%
Cheng Shin Rubber Industry Company Ltd. (b)	33,000	54,170
CTCI Corporation (b)	104,000	124,426
Delta Electronics, Inc. (b)	35,000	164,799
Giant Manufacturing Company Ltd. (b)	15,000	109,184
President Chain Store Corporation (b)	24,000	149,419
		601,998
United States - 2.0%
Southern Copper Corporation	4,290	114,629

Total Common Stocks (Cost $4,719,332)		$4,519,422

EXCHANGE-TRADED NOTES - 3.1%	Shares	Value
iPath MSCI India Index ETN (a) (Cost $175,822)	2,635	$174,384

CUTLER EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED FUNDS - 9.9%	Shares	Value
Global X MSCI Colombia ETF	6,906	$56,975
iShares China Large-Cap ETF	542	19,225
iShares Currency Hedged MSCI Eurozone ETF	6,738	167,102
iShares MSCI Malaysia ETF	652	6,461
iShares MSCI Taiwan ETF	8,858	116,571
Market Vectors Poland ETF	7,206	112,990
WisdomTree Japan Hedged Equity Fund	1,687	82,090
Total Exchange-Traded Funds (Cost $588,918)		$561,414

MONEY MARKET FUNDS - 5.9%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.08% (c) (Cost $335,135)	335,135	$335,135

Total Investments at Value - 98.7% (Cost $5,819,207)		$5,590,355

Other Assets in Excess of Liabilities - 1.3%		71,131

Net Assets - 100.0%		$5,661,486

ADR - American Depositary Receipt.

(a)	Non-income producing security.
(b)	Fair value priced (Note 1). Fair valued securities totaled $2,325,890 at September 30, 2015, representing 41.1% of net assets.
(c)	The rate shown is the 7-day effective yield as of September 30, 2015.

See accompanying notes to Schedules of Investments.

CUTLER EMERGING MARKETS FUND
SUMMARY OF COMMON STOCKS BY SECTOR AND INDUSTRY
September 30, 2015 (Unaudited)

Sector/Industry	% of Net Assets
Consumer Discretionary - 6.9%
Auto Components	1.0%
Hotels, Restaurants & Leisure	2.0%
Leisure Products	1.9%
Media	2.0%
Consumer Staples - 13.7%
Beverages	1.9%
Food & Staples Retailing	7.4%
Food Products	3.0%
Personal Products	1.4%
Energy - 1.9%
Oil, Gas & Consumable Fuels	1.9%
Financials – 9.3%
Banks	7.3%
Insurance	2.0%
Health Care - 2.1%
Pharmaceuticals	2.1%
Industrials – 17.9%
Aerospace & Defense	2.0%
Construction & Engineering	2.2%
Industrial Conglomerates	13.4%
Transportation Infrastructure	0.3%
Information Technology - 10.2%
Electronic Equipment, Instruments & Components	2.9%
IT Services	2.3%
Technology Hardware, Storage & Peripherals	5.0%
Materials - 6.0%
Chemicals	2.2%
Metals & Mining	3.8%
Telecommunication Services – 6.9%
Diversified Telecommunication Services	4.0%
Wireless Telecommunication Services	2.9%
Utilities - 4.9%
Gas Utilities	2.0%
Independent Power and Renewable Electricity Producers	2.9%
79.8%

See accompanying notes to Schedules of Investments.

THE CUTLER FUNDS
NOTES TO SCHEDULES OF INVESTMENTS
September 30, 2015 (Unaudited)

1. Securities Valuation

Portfolio securities of Cutler Equity Fund, Cutler Fixed Income Fund and Cutler Emerging Markets Fund (each, a “Fund,” and collectively, the “Funds”) are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day the NYSE is open. Exchange traded securities are valued using the last reported sales price on the exchanges on which they are primarily traded. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the closing bid price. Investments in shares of other open-end investment companies are valued at net asset value per share as reported by such companies.

The Funds value securities at fair value pursuant to procedures adopted by the Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the Funds’ investment adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Funds’ securities primarily trade but before the time as of which the Funds calculate their net asset values. In instances where the investment adviser believes that the prices received from the independent pricing service are unreliable, proprietary valuation models may be used that consider benchmark yield curves, estimated default rates, coupon rates, anticipated timing of principal repayments and other unique security features to estimate the relevant cash flows, which are discounted to calculate the fair values. Fair valued securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Securities principally traded on non-U.S. markets that may close at different times than U.S. markets are typically fair valued and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•	Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Fixed income securities other than certain interest-only mortgage-backed securities held by Cutler Fixed Income Fund are classified as Level 2 since the values for the fixed income securities are based on prices that utilize various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Some interest-only mortgage-backed securities held by Cutler Fixed Income Fund are classified as Level 3 since the values for these securities are based on prices derived from models that utilize one or more significant inputs that are unobservable, including an assumed constant prepayment rate, among other factors.

THE CUTLER FUNDS
NOTES TO SCHEDULE OF INVESTMENTS (Continued)

Securities of Cutler Emerging Markets Fund traded in foreign markets may be classified as Level 2 despite the availability of closing prices because such securities are typically fair valued by an independent pricing service approved by the Board. These foreign securities may be priced at their fair value because the value of the securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of September 30, 2015 by security type:

Cutler Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$110,209,152	$-	$-	$110,209,152
Money Market Funds	2,758,820	-	-	2,758,820
Total	$112,967,972	$-	$-	$112,967,972

Cutler Fixed Income Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$-	$1,858,268	$-	$1,858,268
U.S. Government Agency Obligations	-	2,700,449	-	2,700,449
Other Government Obligations	-	353,123	-	353,123
Mortgage-Backed Securities	-	4,301,358	6,259,180	10,560,538
Asset-Backed Securities	-	35,072	-	35,072
Corporate Bonds	-	1,007,046	-	1,007,046
Money Market Funds	1,269,876	-	-	1,269,876
Total	$1,269,876	$10,255,316	$6,259,180	$17,784,372

Cutler Emerging Markets Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$2,178,002	$2,341,420	$-	$4,519,422
Exchange-Traded Notes	174,384	-	-	174,384
Exchange-Traded Funds	561,414	-	-	561,414
Money Market Funds	335,135	-	-	335,135
Total	$3,248,935	$2,341,420	$-	$5,590,355

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period. As of September 30, 2015, Cutler Equity Fund and Cutler Emerging Markets Fund did not have any transfers into and out of any Level.

There were no Level 3 securities held by Cutler Equity Fund and Cutler Emerging Markets Fund as of September 30, 2015.

THE CUTLER FUNDS
NOTES TO SCHEDULE OF INVESTMENTS (Continued)

The following is a reconciliation of Level 3 investments of Cutler Fixed Income Fund for which significant unobservable inputs were used to determine fair value between June 30, 2015 and September 30, 2015.

Cutler Fixed
Income Fund
Balance as of June 30, 2015	$3,670,488
Transfers in and/or out of Level 3	1,174,850
Purchases	3,365,512
Sales	(1,161,416)
Realized gains	117,824
Amortization	(828,696)
Net change in unrealized appreciation (depreciation)	(79,382)

Balance as of September 30, 2015	$6,259,180

The total amount of unrealized depreciation on Level 3 investments was $201,211 at September 30, 2015.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Board to determine the fair value of the Level 3 investments.

	Fair Value at September 30, 2015	Valuation Technique	Unobservable Input	Range	Weighted Average of Unobservable Inputs
Mortgage-Backed Securities	$6,259,180	Comprehensive pricing model with emphasis on discounted cash flows	Constant prepayment rate	0 - 100	45.00

There were no derivative instruments held by the Funds during the period ended or as of September 30, 2015.

2. Investment Transactions

Investment transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

THE CUTLER FUNDS
NOTES TO SCHEDULE OF INVESTMENTS (Continued)

3. Federal Income Tax

The following information is computed on a tax basis for each item as of September 30, 2015:

	Equity	Fixed Income	Markets
	Fund	Fund	Fund

Cost of portfolio investments	$92,252,247	$18,038,647	$5,825,876

Gross unrealized appreciation	$26,092,609	$366,784	$72,359
Gross unrealized depreciation	(5,376,884)	(621,059)	(307,880)

Net unrealized appreciation (depreciation)	$20,715,725	$(254,275)	$(235,521)

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost for Cutler Equity Fund and Cutler Emerging Markets Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

4. Risks Associated with Mortgage-Backed Securities

Cutler Fixed Income Fund invests in mortgage-backed securities, which are subject to greater prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Fund to reinvest its assets at a lower prevailing interest rate. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Fund’s investments in collateralized mortgage obligations are subject to default risk, prepayment and extension risk and market risk when interest rates rise. As of September 30, 2015, Cutler Fixed Income Fund had 60.3% of the value of its net assets invested in mortgage-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The values of SMBS are typically very sensitive to interest rate changes. During the period ended and as of September 30, 2015, Cutler Fixed Income Fund owned IO classes of various SMBS. As of September 30, 2015, 44.5% of Cutler Fixed Income Fund’s net assets were invested in IO classes of various SMBS.

Item 2.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that such information is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cutler Trust

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President

Date	November 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President

Date	November 30, 2015

By (Signature and Title)*		/s/ Matthew C. Patten
Matthew C. Patten, Treasurer

Date	November 30, 2015

*	Print the name and title of each signing officer under his or her signature.